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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) April 15, 2003
                                                 -------------------------------

                              CDF Financing, L.L.C.
             Distribution Financial Services Floorplan Master Trust
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             (Exact Name of Registrant as Specified in its Charter)




                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


333-84458-01 / 333-84458-02                              88-0355652
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 (Commission File Number)                   (I.R.S. Employer Identification No.)

655 Maryville Centre Drive, St. Louis, MO                  63141
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 (Address of Principal Executive Offices)               (Zip Code)


                                 (314) 523-3084
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              (Registrant's Telephone Number, Including Area Code)


                                    No Change
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On April 15, 2003, Distribution Financial Services Floorplan Master Trust issued $716,250,000 Class A Series 2003-1 Asset Backed Certificates, $22,500,000 Class B Series 2003-1 Asset Backed Certificates and $11,250,000 Class C Series 2003-1 Asset Backed Certificates described in a Series 2003-1 Prospectus Supplement dated April 8, 2003 to a Prospectus dated April 8, 2003 and $955,000,000 Class A Series 2003-2 Asset Backed Certificates, $30,000,000 Class B Series 2003-2 Asset Backed Certificates and $15,000,000 Class C Series 2003-2 Asset Backed Certificates described in a Series 2003-2 Prospectus Supplement dated April 8, 2003 to a Prospectus dated April 8, 2003 (collectively, the "Certificates").

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.


EXHIBIT
  NO.    DOCUMENT DESCRIPTION


(a)      Not applicable
(b)      Not applicable
(c)      Exhibit 5.1  Opinion of Mayer, Brown, Rowe & Maw as to legality
         Exhibit 23.1 Consent of Mayer, Brown, Rowe & Maw (included in exhibit 5.1 hereof)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CDF FINANCING, L.L.C.,
                                    (Co-Registrant)





Dated: April 15, 2003             By:   /s/ Joseph B. Thomas
                                      ------------------------------------------
                                            Name: Joseph B. Thomas
                                            Title: Manager


                                  DISTRIBUTION FINANCIAL SERVICES FLOORPLAN
                                  MASTER TRUST
                                    (Co-Registrant)

                                  By: CDF FINANCING, L.L.C.,





Dated: April 15, 2003             By:     /s/ Joseph B. Thomas
                                      ------------------------------------------
                                              Name: Joseph B. Thomas
                                              Title: Manager





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